L & B FINANCIAL, INC.
					306 North Davis Street
				Sulphur Springs, Texas 75482
							(903) 885-2121


    			NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
				       TO BE HELD ON OCTOBER 29, 1996


	NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of L & B Financial, Inc. ("L & B" or the "Company") will be held at the Hopkins County Civic Center, 1200 Houston Street, Sulphur Springs, Texas, on October 29, 1996, at 11:00 a.m., Central Time, for the following purposes:

	1.	To elect three directors for a three-year term and until
their successors are elected and qualified;

	2.	To ratify the appointment of Oakerson, Arnold, Walker & Co.
as the Company's independent public accountants for fiscal 1996; and

	3.	To transact such other business as may properly come before
the meeting or any adjournment thereof.

	The Board of Directors of the Company has fixed September 18, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

						By Order of the Board of Director


						Linda J. Galligher
						Secretary

September 25, 1996
Sulphur Springs, Texas

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.







					L & B FINANCIAL, INC.

						PROXY STATEMENT

				ANNUAL MEETING OF SHAREHOLDERS

	This Proxy Statement is being furnished to holders of common stock, par value $.01 per share ("Common Stock:) of L & B Financial, Inc. (the "Company") in connection with the solicitation of proxies by the Board of directors of the Company for use at the Annual Meeting to be held at the Hopkins County Civic Center, 1200 Houston Street, Sulphur Springs, Texas, on October 29, 1996, at 11:00 a.m., Central Time, and at any adjournment or adjournments thereof ("Annual Meeting"). This Proxy Statement is first being mailed to shareholders on or about September 25, 1996.

MATTERS TO BE CONSIDERED

	At the Annual Meeting, shareholders will be asked to consider (1) a proposal to elect three directors for a three-year term and until their successors are elected and qualified; (2) a proposal to ratify the appointment of Oakerson, Arnold, Walker & Co. as the Company's independent public accountants for fiscal 1996; and (3) such other business as may properly come before the meeting or any adjournment thereof.

SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

	Only the holders of record of the outstanding shares of the Common Stock at the close of business on September 18, 1996 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 1,584,125 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding.

	Holders of record of the Common Stock at the close of business on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting. Holders of the Common Stock will not be allowed to cumulate their votes in connection with the election of directors. Cumulative voting permits a stockholder entitled to vote, in person or by proxy, to vote the number of shares owned by him or her for as many persons as there are directors to be elected to a particular class or to cumulate votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of shares owned shall equal, or by distributing such votes on the same principle among any number of candidates.

VOTES REQUIRED

	A quorum, consisting of a majority of the voting power of the issued and outstanding Common Stock, must be present in person or by proxy

								-1-

before any action may be taken at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are counted in determining the presence of a quorum. They will not affect the plurality vote required for the election of directors. Abstentions will not be considered part of the voting power present with respect to an y matter on which such shares abstain, which will have the effect of reducing the number of shares voting affirmatively that will be required to approve a matter requiring a majority vote. The affirmative vote of the holders of a majority of the shares voting on such matters is required to ratify the appointment of independent auditors.

	As of September 1, 1996, directors and executive officers of the Company as a group (11 persons) beneficially owned 124,972 shares of the Common Stock which represented 7.8% of the total amount of such stock outstanding at such date. Such persons have indicated that they intend to vote all such shares for approval of the matters described herein.

VOTING, SOLICITATION AND REVOCATION OF PROXIES

	A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. Any Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the company a duly-executed proxy bearing a later date or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies shall be addressed as follows: Linda Galligher, Senior Vice President and Secretary, L & B financial, Inc., 306 North Davis Street, Sulphur Springs, Texas 75482. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

	Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted: (i) FOR the election of the nominees for director described herein; (ii) FOR the ratification of Oakerson, Arnold, Walker & Co. as the Company's independent public accountants for fiscal 1996; and (iii) in the discretion of the proxies as to any other matter which may properly come before the Annual Meeting. If necessary, the proxy holder may vote in favor of a proposal to adjourn the Annual Meeting in order to permit further solicitation of proxies in the event that there are not sufficient votes to approve the foregoing proposals at the Annual
Meeting.

	The Company will bear the costs of printing and mailing this Proxy Statement and the proxy and Annual Report to Stockholders which accompany

								-2-

this Proxy Statement, as well as all other costs incurred in connection with the solicitation of proxies from Company stockholders on behalf of the Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by directors, officers or employees of the Company by phone or by personal contact.
Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the Common Stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of the Common Stock entitled to vote at the Annual Meeting, and the Company will reimburse such persons for their reasonable expenses incurred in doing so.

			BENEFICIAL OWNERSHIP OF COMMON STOCK

	The following table includes, as of September 1, 1996, certain information as to the Common Stock beneficially owned by (i) all persons or entities, including and "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act or 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, and (ii) all directors and executive officers of the Company as a group.

						                                Amount and Nature of		    Percentage
Name and Address of Beneficial Owner		Beneficial Ownership <F1>	of Class
- ------------------------------------		-----------------------		 -----------
Jerome H. Davis and Susan B. Davis				    103,243	 <F2>			        6.19%

First Save Associates, L.P.,					         119,158	 <F3>			        7.2%
	Second Save Associates, L.P.

John Hancock Advisers, Inc.					          127,000	 <F4>			        7.6%

Sulphur Springs Building and Loan					    100,050	 <F5>			        6.0%
	Association Employee Stock
	Ownership Trust
306 North Davis Street
Sulphur Springs, Texas 75483

All directors and executive officers				   88,960				             5.3%
	as a group (10 persons)

<F1>
Pursuant to rules promulgated by the Securities and Exchange Commission "SEC") under the Exchange Act, a person is considered to beneficially own shares of Common Stock if that person has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.
<F2>
This information was provided to the Securities and Exchange Commission and to the Company by the named persons. It was reported that Mr. Davis has sole voting and disposition power

						-3-

of 25,000 shares and shared voting and disposition power of 78,243 shares and that Mr. Davis has shared voting and disposition power of 78,243 shares, except as may otherwise be deemed to be the case under rules of the Securities and Exchange Commission. Reference is made to the Schedule 13D filed with the Securities and Exchange Commission by such persons for more detailed information.
<F3>
This information was provided to the Securities and Exchange Commission by the named persons, each of which reported sole voting and disposition power for 59,579 shares. The reporting persons disclaimed membership in a group. Reference is made to the Schedule 13D filed with the Securities and Exchange Commission by such persons for more detailed information.
<F4>
This information was provided to the Securities and Exchange Commission by the named person and its affiliates. It was reported that the named person has sole voting and disposition power. Reference is made to the Schedule 13G filed with the Securities and Exchange commission by such persons for more detailed information.
<F5>
The Company's wholly owned subsidiary, Loan & Building State Savings Bank, formerly was known as Sulphur Springs Loan and Building Association. The Sulphur Springs Loan and Building Association Employee Stock Ownership Trust ("Trust") was established pursuant to the Sulphur Springs Loan and Building Association Employee
Stock Ownership Plan ("ESOP") by an agreement between that entity and Messrs. Connelly, Galyean, and Lowe, who act as trustees of the ESOP ("Trustees"). As of September 30, 1996, 14,723.8 shares held in the Trust had been allocated to the accounts of participating employees. Those participating employees are entitled to direct the Trustees as to the manner in which Company Common Stock allocated to them is to be voted. As of September 30, 1996, 85,326.2 shares held in the Trust were unallocated. The Trustees vote all unallocated Company Common Stock held by them for the ESOP in the same proportion for and against proposals as participating employees vote shares of Common Stock allocated to them. Any shares allocated to participating employees which either abstain or do not vote are disregarded in determining this ratio. The amount of Common Stock beneficially owned by each individual trustee and by all directors and executive officers as a group does not include the shares held by the Trust.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Four officers of the Company, C. Glynn Lowe, Jeffrey C. David, Daniel M. Phillips and Linda J. Galligher, failed to report on a timely basis allocations of Common Stock to their accounts under the Sulphur Springs Loan and Building Association Employees Stock Ownership Plan.

				ELECTION OF DIRECTORS

				(Proposal One)

GENERAL

	The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by the Company's Bylaws is eight.

	At the Annual Meeting, stockholders of the Company will be asked to elect three directors of the Company for a three-year term and until their successors are elected and qualified. The three nominees for election as directors were selected by the Board of Directors and are Enos L. Ashcroft, III, Daniel E. Bonner, and Wayne H. Galyean, all of whom currently serve as directors of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

	If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. Alternatively, under such circumstances, the Board of Directors of the Company may reduce the number of directors of the Company.

INFORMATION WITH RESPECT TO DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS ANNUAL MEETING.

					                     Positions with the
					                     Corporation and			            Common Stock
					                     Principal				                 Beneficially Owned
					                     Occupation During	  Director	 as of September 1,
		Name		            Age   Past Five Years	    Since		   1996 <F1>  <F2>
	------------------	---	  ------------------	 --------	 ------------------
										                                               No.		  Percentage
										                                              ------	 ----------

	W. T. Allison, II	55	    Director; Attorney		 1994		   8,170<F3>		<F8>

	Bob J. Burgin		   60	    Director; principal		1994		   5,770<F4> 	<F8>
					                     in the certified
					                     public accounting
					                     firm of Johnson &
					                     Burgin

	James H. Connelly	77	    Director; retired		   1980		   7,732<F5>		<F8>
                     					real estate broker
				                     	and bank president

	C. Glynn Lowe		   67	    President and Chief		 1977		  26,766<F6> 	1.7%
				                     	Executive Officer of
				                     	the Corporation

	Thomas J. Payne		 77	    Director; self		      1978		  14,720<F7>		<F8>
                     					employed in real
                     					estate rentals
- --------------------------

<F1>
For purposes of this table, pursuant to rules promulgated under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the share; or
(2) investment power, which includes the power to dispose, or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and investment power with respect to the indicated shares.
<F2>
Based on filings made with the Securities and Exchange Commission and information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the shares of Common Stock issued and outstanding on September 1, 1996.
<F3>
Includes 400 shares held by Mr. Allison's IRA.
<F4>
Includes 2,000 shares held by Mr. Burgin's IRA and 1,000 shares held by his wife's IRA.
<F5>
Includes 5,000 shares held by Mr. Connelly together with his wife and 1,012 shares in which his wife has a beneficial interest.
<F6>
Includes 15,000 shares held by Mr. Lowe's 401(k) Plan, 1,850 shares held by his IRA, 1,546 shares held by the ESOP and 100 shares held by Mr. Lowe together with his wife.
<F7>
Includes 2,500 shares of Common Stock beneficially owned by Mr.
Payne's wife.
<F8>
Represents less than 1% of the outstanding Common Stock.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

	The following table sets forth information relating to the management nominees for election as director.

                         		 Positions with the
                         		 Corporation and				          Common Stock
                         		 Principal		          		      Beneficially Owned
                         		 Occupation During	  Director as of September 1,
		Name		               Age	 Past Five Years		   Since	   1996 <F1> <F2>
	---------------------	---	 ------------------	 -------- ------------------
	                                                 									No.	  Percentage
										                                                ------	----------
	Enos L. Ashcroft, III	54	  Director; Manager    1987	    37,720		   <F5>
	                       				of Ashcroft Motor
                            Company

	Daniel E. Bonner		    71	  Director; Regional 		1974	     4,220<F3> <F5>
	                       				Coordinator for
                       					National Learning
                       					Products, Inc.

	Wayne H. Galyean 	    55	  Director; president		 1990	     5,610<F4>	<F5>
                       					of Galyean Insurance
                       					Agency, Inc.

- ----------------------

<F1>
For purposes of this table, pursuant to rules promulgated under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the share; or
(2) investment power, which includes the power to dispose, or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and investment power with respect to the indicated shares.
<F2>
Based on filings made with the Securities and Exchange Commission and information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the shares of Common Stock issued and outstanding on September 1, 1996.
<F3>
Includes 2,500 shares owned by Mr. Bonner together with his wife.
<F4>
Includes 3,000 shares owned by Mr. Galyean together with his wife, 503 shares owned by Mr. Galyean's IRA and 387 shares owned by his wife's IRA.
<F5>
Represents less than 1% of the outstanding Common Stock.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF ITS NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

	Set forth below is certain information with respect to the executive officers of the Company who are not directors. There are no arrangements or understandings between the Company and such persons pursuant to which such persons were or will be elected an executive officer of the Company and such officers are not related to any director or other officer of the Company by blood, marriage or adoption.

	Daniel M. Phillips is Senior Vice President for Mortgage Loans. Mr. Phillips joined the Company in 1960 and has served continuously in that position since that time.

	Linda J. Galligher is Senior Vice-President.   Ms. Galligher joined the
Company in 1970 as a teller, was appointed Secretary in 1988, was appointed Vice President in 1990, and Senior Vice President in 1995.
She served continuously in the latter position since her appointment to it. Ms. Galligher assists President Lowe in numerous operating functions of the Company, including loan underwriting and administration, branch operations and savings operations.

	Jeffrey C. David is Vice President and Chief Financial Officer. Mr. David joined the Company in May 1995 in that capacity and has served continuously in that position since that time.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

	Regular meetings of the Board of Directors are held on at least a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. The Board of Directors of the Company held a total of 16 meetings during the fiscal year ended June 30, 1996. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his tenure in office during the last fiscal year and the total number of all meetings held by all committees of the Board of Directors on which he served during such year. The Company pays each director a $800 monthly fee.
The Board of Directors has established an Executive Committee, a Loan Committee and an Audit Committee.

	The Executive Committee has authority to exercise all of the powers of the Board of Directors with certain exceptions relating to major corporate matters. It acts in emergency situations and on routine matters when it is impractical to assemble the entire Board for a meeting. It met five times during the last fiscal year. The Investment Committee oversees the investment of funds available for such use. It met nine times during the last fiscal year. The Audit Committee reviews the records and affairs of the Company, engages the Company's external auditors and reviews their reports. The Audit Committee met six times during the last fiscal year.

SUMMARY COMPENSATION TABLE

	The following table sets forth a summary of certain information concerning the compensation awarded or paid by the Company for services rendered in all capacities during the year ended June 30, 1996 to the President and Chief Executive Officer of the Company.

				SUMMARY COMPENSATION TABLE
                              														           Long Term Compensation
                            												         ----------------------------------
                 					Annual Compensation					          Awards		        Payouts
        		Fiscal 	------------------------------	 --------------------		--------
Name and	 Year 			           		    Other Annual	  Restricted				        LTIP		  All Other
Principal	Ended	  Salary	  Bonus	  Compensation	  Stock		    Options	   Payouts Compensation
Position	 June 30	($) <F1>	($)	    ($) <F2>		     Award(s)	  SARs(#)	   ($)				 ($)
- ---------	-------	-------	 ------  ------------		 ----------	-------		  -------		-------------
C. Glynn 	1996	   $102,000	$5,587	    -0-				      -0-		       -0-			      -0-          -0-
Lowe, 		  1995	   $100,385	$8,538	    -0-			       $84,000		   $33,350			  -0-			       -0-
President	1994	   $ 93,180	$8,178	    -0-				      -0-			      -0-        	-0-			       -0-
and Chief
Officer

<F1>
Includes salaries and director's fees.
<F2>
Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended June 30, 1996 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year End Option Values

	The following table provides for C. Glynn Lowe, the total number and aggregate value of unexercised stock options held at June 30, 1996.
Value of unexercised options at fiscal year-end is the difference between the exercise price of the stock options and the fair market value of the underlying stock at June 30, 1996, which was $17.00 per share. This value has not been, and may never be, realized. The underlying options have not been, and may not be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise. There can be no assurance that the value shown will be realized.

				AGGREGATED OPTION EXERCISES IN THE
			LAST FISCAL YEAR AND FY-END OPTION VALUES
                                 	Value                              	Value of
    		        		Shares Acquired 		Realized	 Number of Unexercised    Unexercised
	Name 		        on Exercise (#)		 ($)			    Options at FY-End				    at FY-End ($)
- --------------	----------------		--------	  ----------------------		----------------------
                               													Exercis-	   Unexercis-		Exercis-	   Unexercis-
                               													able      		able	     		able     		 able
                               													--------	   ----------		--------	   ----------
C. Glynn Lowe		    -0-					        -0-		    6,670		     26,680			   $43,355		    $173,420


	The following table summarizes information concerning any loans made to directors or executive officers whose aggregate indebtedness to the Company exceeded $60,000 during the year ended June 30, 1996. Each of these loans was made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with others.

                          						Largest Aggregate
                          						Amount of
                          						Indebtedness      		Amount Out-
                          						During the Year 	  	standing as		     Interest
Name and Position	 Type of Loan	Ended June 30, 1996	of June 30, 1996 	Rate
- ------------------	------------	-------------------	-----------------	---------
Wayne H. Galyean		 Office Loan		   $ 44,571			        $ 39,063			       7.625%
Director		         Office Loan		   $ 40,158			        $ 36,543			       8.5%
                			Installment		   $ 18,960			        $ 16,095			       9.0%
                			Loan

W. T. Allison		    Multi-family		  $284,868			        $257,854			       9.125%
Director


	RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

					(Proposal Two)

	The Board of Directors of the Company has appointed Oakerson, Arnold, Walker & Co., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1997, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

	Oakerson, Arnold, Walker & Co. has advised the Association that neither the firm nor any of its members has any direct or indirect financial interest in, or during the last three years, has had any other connection with the Company other than the usual relationship which exists between independent public accountants and clients. Oakerson, Arnold, Walker & Co. will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative choose to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY SHAREHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF OAKERSON, ARNOLD, WALKER & CO. AS THE ASSOCIATION'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

					OTHER MATTERS

	Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

				SHAREHOLDER PROPOSALS

	Any proposal which a SHAREHOLDER wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of shareholders of the Company must be received at the main office of the Company no later than May 27, 1996. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

			ANNUAL REPORTS AND FINANCIAL STATEMENTS

	Shareholders of the Company as of the record date for Annual Meeting are being forwarded a copy of the Company's Annual Report to Shareholders for the year ended June 30, 1996 (the "Annual Report"). The Annual
Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

	The Company will furnish to each person whose proxy is being solicited, upon written request of any such person, and without charge, a copy of the Annual Report of the Company on Form 10-K, including the financial statements and schedules thereto, for the fiscal year ended June 30, 1996. That report will be filed with the Securities and Exchange Commission on or before September 30, 1996. Requests for copies of such report should be directed to Investor Relations, P.O. Box 557, Sulphur Springs, Texas 75482, (903) 855-2121.